Semiannual Report

Latin America Fund

April 30, 2002

T. Rowe Price



REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

Latin America Fund


o Latin American stocks surged from post-September 11 lows, despite potentially destabilizing political and economic events in the region.

o The fund rose sharply during the six months ended April 30, outperforming its benchmark index and average competitor.

o    Overweighting Mexico and good stock selection aided relative results.

o Latin America is increasingly a two-market region: Mexico is on a solid long-term path, but Brazil faces difficulties during this election year.



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Fellow Shareholders

Despite economic weakness in the largest markets, economic collapse in Argentina, and a failed coup supported by the military in Venezuela, Latin American stocks rebounded sharply over the past six months from lows reached following the September 11 terrorist attacks. As with other emerging markets, Latin America benefited from indications of renewed growth in the U.S. and also from the growing conviction that there would be little contagion from significant problems in some countries to the rest of the region.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 4/30/02                             6 Months            12 Months
--------------------------------------------------------------------------------

Latin America Fund                                   27.70%                5.05%

MSCI EMF Latin America Index                         25.69                 2.02

Lipper Latin America
Funds Average                                        26.79                 2.52


Your fund posted solid returns over the past six months, and outperformed its benchmark index and peer average for both the 6- and 12-month periods, as shown in the table. Weaker full-year results reflect the negative returns of the first half as regional economies slumped during the summer and markets plummeted in the aftermath of September 11. Fund results for both periods were aided by our heavy concentration in Mexico, which continues to benefit from greater integration with the U.S. economy, our underweight position in the collapsing Argentine market, and good stock selection throughout the region. Our telecommunications holdings hampered returns, as did weakness in Chilean banks and some of our Brazilian positions.


MARKET AND PORTFOLIO REVIEW

Mexico's markets flourished over the past six months, even as the economy weakened and President Vicente Fox ran into political problems. The reform process appears to have lost momentum, a reflection of President Fox's increasingly antagonistic relationship with the two largest opposition parties, which control Congress. The January fiscal reform package turned out to be a disappointing and watered-down affair, yielding new tax revenues well short of original expectations. Last year, the state-owned oil company Pemex alone contributed 37% of the nation's fiscal revenues in dividends and taxes, and over time it will be essential for the government to diversify from this source of revenues and to raise the overall tax take.

Additionally, the Supreme Court overturned President Fox's plan to open electricity generation, distribution, and transmission to the private sector, undermining his goal of attracting investment and avoiding electricity shortages. Mexico has had great success in attracting foreign investment into the manufacturing sector, but private sector funding is essential to avoid infrastructure bottlenecks and maintain Mexico's current superior rate of sustainable economic growth, particularly in the fast-growing north.


Market Performance
--------------------------------------------------------------------------------

(In U.S. Dollar Terms)
Periods Ended 4/30/02                             6 Months            12 Months
--------------------------------------------------------------------------------

Argentina                                          -31.23%              -64.04%

Brazil                                              33.36                -6.95

Chile                                               11.11                -6.92

Mexico                                              29.38                20.29

Peru                                                26.52                38.79

Venezuela                                           -8.81               -18.96

Source: RIMES Online, using MSCI indices.


Despite these reform disappointments, several leading credit agencies upgraded Mexico's debt to investment grade. Essentially, the longer-term story of integration with the U.S. and prudent economic management is a very powerful one. Inflation in 2001 was just 4.4%, well below targets and less than two percentage points above U.S. inflation. Three-month T-bill rates fell to a low of 5.7% in April, setting the stage for a resumption in bank lending after years of lackluster loan growth-bank credit to the private sector has contracted in real terms every year since the December 1994 peso devaluation. Although greater convergence with the U.S. has inevitably contributed to the recent sharp slowdown in activity-the economy contracted by 2.0% year-over-year in the first quarter of 2002-we expect it to recover in line with the U.S. in the second half of the year.

The fund benefited from heavy positions in beverage company Coca-Cola Femsa, bank Grupo Financiero BBVA Bancomer, and retailer Wal-Mart de Mexico. We added to one of the period's biggest contributors, Cemex, which still enjoys some of the highest cement prices in the world, resulting in impressive free cash flow generation. We eliminated entertainment producer and amusement park operator Corporacion Interamericana de Entretenimiento because of cost overruns in its Las Americas complex and increased competition in the Mexican live entertainment market. Mexico now accounts for 53% of the fund's net assets, up from 51% six months ago. Six of the fund's top seven holdings are Mexican companies.


Latin America Fund
--------------------------------------------------------------------------------

Mexico                  53%
Brazil                  35
Chile                    4
Peru                     3
Others and Reserves      3
Venezuela                1
Portugal                 1


Brazil Faces a Difficult Year
Brazil was the top-performing Latin American market over the past six months, but looming presidential elections could weigh on the markets this year. Unpredictable politics, higher yields as investors demand compensation for increased risks, and stubbornly high inflation (the consumer price index rose 8.0% for the year through April 2002) once again highlight the vulnerability of Brazilian financing needs to internal and external events, and therefore to changes in interest rates, the currency, and economic growth. About 30% of Brazil's internal debt is dollar-denominated and more than 50% linked to interest rates. Following a period of low growth and continuing high interest rates, the ratio of debt to GDP has now reached 55%, up a full four percentage points over the past 12 months. Essentially, real interest rates in Brazil are at unsustainably high levels, and the new administration will have to tackle key structural reforms to bolster the nation's competitiveness and raise its sustainable growth potential.

As ever in an election year, Brazilian politics have been lively, and proponents of more liberal market policies have taken their lumps. Accusations of bribery and other illegal activities have split the ruling government's coalition and tarnished two candidates that the markets trusted to continue with President Fernando Henrique Cardoso's market-friendly policies. As government coalition members fight among themselves, left-leaning candidate Luis Inacio da Silva ("Lula") is winning the polls by a wide margin. His talk of internal debt restructuring and greater government interference in the economy is deeply worrying to the markets, and the greater his chances of election in October, the wider the Brazilian risk spreads will grow.

Petroleo Brasileiro (Petrobras) continued to be the fund's largest holding and was one of the top contributors. We added to iron ore exporter Companhia Vale do Rio Doce (CVRD), a beneficiary of booming demand in China, and bought into Tractebel Energia, expected to benefit from large increases in electricity generation tariffs over the next five years. We trimmed long-term positions in food retailer Brasileira de Distribuicao Grupo Pao de Acucar, a disappointing performer recently that no longer looks cheap, and in brewer Ambev, because we foresee unexciting beer volume growth in the coming 12 to 18 months. At the end of the reporting period, 35% of the fund's assets were committed to Brazil.

Growth Remains Slow Elsewhere in the Region
The Chilean economy has so far been unresponsive to a pickup in copper prices, traditionally an important leading indicator. Industrial production fell in March, while unemployment remained surprisingly high at 8.8%. In April, Chile signed a free trade agreement with the European Union, Chile's largest export market and second-largest source of direct foreign investment after the U.S. Meanwhile, free trade negotiations with the U.S. progressed, although there is no indication when they may be completed. We bought into positions in Banco Santander Chile, which will shortly merge with our other Chilean banking holding, Banco Santiago. We eliminated integrated electricity company Enersis because of concerns about its subsidiaries' exposure to uncertainties in Argentina and Colombia. Chile now represents just 4% of net assets.

Peruvian President Alejandro Toledo's popularity continues to suffer from lackluster economic recovery and his failure to deliver on inflated electoral promises. Disappointing delays in privatization may also create fiscal financing problems in 2003. Our only position in this market is in Compania de Minas Buenaventura, owner of Yanacocha, one of the world's most attractive gold assets. The stock was a solid contributor over the past six months.


Industry Diversification
--------------------------------------------------------------------------------

                                                Percent of Net Assets
                                         10/31/01                   4/30/02
--------------------------------------------------------------------------------
Telecommunication Services                   23.3%                    20.9

Consumer Staples                             18.7                     18.6

Financials                                   14.2                     14.6

Materials                                     9.1                     12.9

Consumer Discretionary                       13.6                     12.4

Energy                                       14.0                     11.7

Industrials and Business Services             3.9                      4.9

All Other                                     0.8                      0.8

Reserves                                      2.4                      3.2

Total                                      100.0%                    100.0%

Following a day of rioting, Venezuelan President Hugo Chavez was briefly removed from office by a section of the military. His triumphant return to power the following day did little to restore investor confidence. Left-leaning Chavez has on numerous occasions antagonized the U.S. government through his populist rhetoric and his support for the Cuban and Iraqi regimes. Domestic opposition meanwhile had been fueled by a currency devaluation in response to a prolonged period of capital flight, a plan to confiscate some private property, and a strike by oil workers, a sector that accounts for one-third of the nation's economic activity. We maintain our only position in this market, Compania Anonima Nacional Telefonos de Venezuela (CANTV), a solid free cash flow earner and one of the cheapest telecommunications companies in the world.

The Argentine economy is in a state of near disintegration, a tragic and shocking testimony to the loss of reform momentum in the second half of the 1990s. Following default and a messy devaluation in January, the Duhalde regime introduced a range of contradictory policies that have failed to tackle the underlying structural weaknesses and have caused serious long-term damage to the nation's institutions. We sold virtually all our holdings in oil and gas producer Perez Companc in December and now have essentially no exposure there. We think it is still too early to take a closer look at this market.


OUTLOOK

Following the demise of the Argentine economy, Latin America is increasingly a two-market region. In the short term, Mexico should benefit from an improving U.S. economy. Longer term, the Mexican economy is now on a solid growth path, despite a recent cyclical slowdown and transitory signs of loss of reform momentum. Exports are over 35% of GDP, the country enjoys a huge wage advantage over the U.S., the banking system is strong, and its financing situation appears comfortable for the foreseeable future. By contrast, the Brazilian story is likely to be more volatile and uncertain. Exports are still less than 10% of GDP, the country faces ongoing financing concerns, and there remains the risk of a swing to the left in October's presidential elections. Political developments will inevitably dominate market moves over the coming months, and until the outlook becomes clearer, we intend to stick with our underweight position in this market.

Respectfully submitted,


John R. Ford
President, T. Rowe Price International Funds, Inc.

May 20, 2002



T. Rowe Price Latin America Fund
--------------------------------------------------------------------------------


Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                           Percent of
                                                           Net Assets
                                                              4/30/02
--------------------------------------------------------------------------------
Petroleo Brasileiro (Petrobras), Brazil                          11.7%
Telmex, Mexico                                                    9.7
Wal-Mart de Mexico, Mexico                                        9.2
America Movil, Mexico                                             5.9
Grupo Financiero BBVA Bancomer, Mexico                            5.8
--------------------------------------------------------------------------------
Coca-Cola Femsa, Mexico                                           5.2
Cemex, Mexico                                                     4.6
Ambev, Brazil                                                     4.5
Companhia Vale do Rio Doce, Brazil                                4.0
Banco Itau, Brazil                                                3.5
--------------------------------------------------------------------------------
Grupo Televisa, Mexico                                            3.3
Femsa, Mexico                                                     3.1
Brasileira de Distribuicao Grupo Pao de Acucar, Brazil            3.0
Embraer Aircraft, Brazil                                          2.9
Compania de Minas Buenaventura, Peru                              2.8
--------------------------------------------------------------------------------
Grupo Modelo, Mexico                                              2.5
Banco Santiago, Chile                                             2.2
Grupo Aeroportuario del Sureste, Mexico                           2.0
Banco Santander Chile, Chile                                      1.8
Kimberly-Clark de Mexico, Mexico                                  1.5
--------------------------------------------------------------------------------
Banco Bradesco, Brazil                                            1.3
Telemar Norte Leste, Brazil                                       1.2
Tele Norte Leste Participacoes, Brazil                            1.1
Telebras, Brazil                                                  1.1
Compania Anonima Nacional Telefonos de Venezuela, Venezuela       0.8
--------------------------------------------------------------------------------
Total                                                            94.7%


Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.



T. Rowe Price Latin America Fund
--------------------------------------------------------------------------------


Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Latin America Fund
--------------------------------------------------------------------------------

                                            Lipper
                                            Latin
                  MSCI EMF                  America                    Latin
                  Latin America             Funds                      America
                  Index                     Average                    Fund
--------------------------------------------------------------------------------

12/29/93          10.000                    10.000                     10.000
4/30/94           9.737                     9.057                      8.780
4/95              8.470                     7.474                      6.840
4/96              9.740                     8.704                      7.929
4/97              12.982                    11.434                     10.259
4/98              13.816                    12.356                     11.507
4/99              11.824                    9.366                      9.112
4/00              13.491                    10.946                     10.820
4/01              12.642                    10.301                     10.661
4/02              12.897                    10.599                     11.200



Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended                                         Since    Inception
4/30/02           1 Year    3 Years    5 Years    Inception         Date
--------------------------------------------------------------------------------

Latin America
Fund               5.05%      7.12%      1.77%         1.37%    12/29/93

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.



T. Rowe Price Latin America Fund
--------------------------------------------------------------------------------
Unaudited


Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

              6 Months        Year
                 Ended       Ended
               4/30/02    10/31/01   10/31/00   10/31/99   10/31/98   10/31/97

NET ASSET VALUE

Beginning of
period         $   8.21   $  10.19   $   8.03   $   7.22   $   9.60   $   8.14

Investment activities

  Net investment
  income (loss)    0.14       0.15       0.05       0.09       0.16       0.13

  Net realized
  and unrealized
  gain (loss)      2.08      (2.09)      2.14       0.86      (2.45)      1.44

  Total from
  investment
  activities       2.22      (1.94)      2.19       0.95      (2.29)      1.57


Distributions

  Net
  investment
  income          (0.15)     (0.04)     (0.04)     (0.14)     (0.12)     (0.11)

  Net
  realized
  gain            (0.20)        --         --         --         --      (0.03)

  Total
  distributions   (0.35)     (0.04)     (0.04)     (0.14)     (0.12)     (0.14)

  Redemption fees
  added to
  paid-in-capital    --         --       0.01         --       0.03       0.03


NET ASSET VALUE

End of period  $  10.08   $   8.21   $  10.19   $   8.03   $   7.22   $   9.60
               -----------------------------------------------------------------


Ratios/Supplemental Data

Total return
(diamond)         27.70%    (19.10)%    27.41%     13.57%    (23.93)%    19.94%

Ratio of total
expenses to
average
net assets        1.48%!      1.49%      1.46%      1.62%      1.53%      1.47%

Ratio of net
investment income
(loss) to
average
net assets        2.93%!      1.40%      0.42%      1.05%      1.35%      1.30%

Portfolio
turnover
rate              26.7%!      29.9%      27.5%      43.2%      19.0%      32.7%

Net assets,
end of period
(in
thousands)     $193,374   $155,239   $228,655   $200,385   $204,761   $398,066


(diamond)  Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

        !  Annualized


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Latin America Fund
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 2002


Portfolio of Investments                            Shares                Value
--------------------------------------------------------------------------------
                                                                    In thousands


ARGENTINA  0.0%

Common Stocks  0.0%

Perez Companc *                                         13      $             0

Total Argentina (Cost $0)                                                     0


BRAZIL  35.6%

Common Stocks  15.1%

Brasil Telecom Participacoes ADR (USD)              23,600                  918

Brasileira de Distribuicao Grupo Pao
de Acucar ADR (USD) (miscellaneous
footnote symbol)                                   249,332                5,859

Tractebel Energia                              777,000,000                1,474

Companhia Vale do Rio Doce ADR
  (1 ADR represents 1 common stock) (USD) *         19,400                  530

Companhia Vale do Rio Doce ADR
  (1 ADR represents 1 preferred A share) (USD)
  (miscellaneous footnote symbol)                  268,200                7,201

Embraer Aircraft ADR (USD)
(miscellaneous footnote symbol)                    242,582                5,587

Petroleo Brasileiro (Petrobras) ADR (USD)
(miscellaneous footnote symbol)                    133,700                3,289

Tele Norte Leste Participacoes ADR (USD)           168,425                2,127

Telebras ADR (USD) (miscellaneous
footnote symbol)                                    66,436                2,078

                                                                         29,063


Preferred Stocks  20.5%

Ambev                                           42,322,410                8,782

Banco Bradesco                                 420,000,000                2,481

Banco Itau                                      85,356,000                6,777

Petroleo Brasileiro (Petrobras)                    828,057               19,258

Telemar Norte Leste                            108,400,000                2,382

                                                                         39,680

Total Brazil (Cost $63,893)                                              68,743


CHILE  4.3%

Common Stocks  4.3%

Banco Santander Chile ADR (USD)
(miscellaneous footnote symbol)                    222,000                3,530

Banco Santiago ADR (USD)
(miscellaneous footnote symbol)                    219,658                4,239

Embotelladora Andina ADR (USD)
(miscellaneous footnote symbol)                     67,118                  544

Total Chile (Cost $8,683)                                                 8,313


MEXICO  52.7%

Common Stocks  52.7%

America Movil (Series L) ADR (USD)                 608,676      $        11,352

Cemex, Participating Certificates
  (Represents 2 Series A
  and 1 Series B shares)                         1,407,976                8,924

Coca-Cola Femsa (Series L) ADR (USD)
(miscellaneous footnote symbol)*                   363,000               10,084

Femsa, UBD Units
  (Represents 1 Series B and
  4 Series D shares)                             1,258,510                6,043

Grupo Aeroportuario del Sureste
(ASUR) ADR (USD)*                                  230,600                3,897

Grupo Financiero BBVA Bancomer
(miscellaneous footnote symbol)*                11,282,000               11,207

Grupo Modelo (Series C)                          1,752,680                4,750

Grupo Televisa ADR (USD)
(miscellaneous footnote symbol)*                   139,200                6,292

Kimberly-Clark de Mexico (Series A)
(miscellaneous footnote symbol)                    890,041                2,849

Telmex (Series L) ADR (USD)
(miscellaneous footnote symbol)                    494,076               18,696

Wal-Mart de Mexico (miscellaneous
footnote symbol)                                 5,311,030               17,765

Total Mexico (Cost $62,159)                                             101,859


PERU  2.8%

Common Stocks  2.8%

Compania de Minas Buenaventura (Series B) ADR
(USD) (miscellaneous footnote symbol)              204,000                5,438

Total Peru (Cost $3,565)                                                  5,438


PORTUGAL  0.6%

Common Stocks  0.6%

Portugal Telecom ADR (USD)
(miscellaneous footnote symbol)                    150,780                1,093

Total Portugal (Cost $1,167)                                              1,093


VENEZUELA  0.8%

Common Stocks  0.8%

Compania Anonima Nacional Telefonos de Venezuela
  (CANTV) (Series D) ADR (USD)                     111,657                1,635

Total Venezuela (Cost $3,313)                                             1,635


UNITED STATES  0.0%

Common Stocks  0.0%

Citigroup                                            2,061                   89

Total United States (Cost $106)                                              89


SHORT-TERM INVESTMENTS 3.4%

Money Market Funds  3.4%

T. Rowe Price Reserve
Investment Fund, 2.07% #                         6,555,515      $         6,556

Total Short-Term
Investments (Cost $6,556)                                                 6,556

Total Investments in
Securities 100.2% of
Net Assets (Cost $149,442)                                      $       193,726

Other Assets Less Liabilities                                              (352)

NET ASSETS                                                      $       193,374
                                                                ---------------

              #   Seven-day yield

              *   Non-income producing

 (miscellaneous
footnote symbol)  All or a portion of this security is on loan at April 30,
                  2002 - See Note 2

            ADR   American Depository Receipts

            USD   United States dollar


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Latin America Fund
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 2002


Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands


Assets

Investments in securities,
at value (cost $149,442)                                   $  193,726

Securities lending collateral                                  33,230

Other assets                                                    1,885

Total assets                                                  228,841


Liabilities

Obligation to return securities
lending collateral                                             33,230

Other liabilities                                               2,237

Total liabilities                                              35,467


NET ASSETS                                                 $  193,374
                                                           ----------

Net Assets Consist of:

Undistributed net
investment income (loss)                                   $    2,467

Undistributed net
realized gain (loss)                                          (66,665)

Net unrealized
gain (loss)                                                    44,281

Paid-in-capital applicable to
19,181,684 shares of $0.01 par
value capital stock outstanding;
2,000,000,000 shares of the
Corporation authorized                                        213,291

NET ASSETS                                                 $  193,374
                                                           ----------

NET ASSET VALUE PER SHARE                                  $    10.08
                                                           ----------


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Latin America Fund
--------------------------------------------------------------------------------
Unaudited


Statement of Operations
--------------------------------------------------------------------------------
In thousands


                                                             6 Months
                                                                Ended
                                                              4/30/02

Investment Income (Loss)

Income
  Dividend (net of foreign taxes of $356)                  $    3,760

  Interest                                                         84

  Securities lending                                               83

  Total income                                                  3,927


Expenses

  Investment management                                           951

  Shareholder servicing                                           229

  Custody and accounting                                           86

  Prospectus and shareholder reports                               26

  Proxy and annual meeting                                          6

  Registration                                                      6

  Legal and audit                                                   6

  Directors                                                         3

  Miscellaneous                                                     5

  Total expenses                                                1,318


Net investment income (loss)                                    2,609


Realized and Unrealized Gain (Loss)

Net realized gain (loss

  Securities                                                  (11,285)

  Foreign currency transactions                                   (86)

  Net realized gain (loss)                                    (11,371)


Change in net unrealized gain (loss)


  Securities                                                   50,983

  Other assets and liabilities
  Denominated in foreign currencies                                (2)

  Change in net unrealized gain (loss)                         50,981

Net realized and unrealized gain (loss)                        39,610


INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $   42,219
                                                           ----------


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Latin America Fund
--------------------------------------------------------------------------------
Unaudited


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands


                                                  6 Months                 Year
                                                     Ended                Ended
                                                   4/30/02             10/31/01

Increase (Decrease) in Net Assets

Operations

  Net investment
  income (loss)                            $         2,609      $         2,854

  Net realized
  gain (loss)                                      (11,371)               2,832

  Change in net
  unrealized
  gain (loss)                                       50,981              (45,431)

  Increase (decrease)
  in net assets
  from operations                                   42,219              (39,745)


Distributions to shareholders

  Net investment
  income                                            (2,799)                (886)

  Net realized
  gain                                              (3,731)                  --

  Decrease in net
  assets from
  distributions                                     (6,530)                (886)


Capital share transactions*

  Shares sold                                       21,983               30,495

  Distributions reinvested                           6,103                  836

  Shares redeemed                                  (25,659)             (64,216)

  Redemption fees
  received                                              19                  100

  Increase (decrease)
  in net assets
  from capital
  share transactions                                 2,446              (32,785)


Net Assets

Increase (decrease) during period                   38,135              (73,416)

Beginning of period                                155,239              228,655

End of period                              $       193,374      $       155,239


*Share information

  Shares sold                                        2,268                3,031

  Distributions reinvested                             699                   86

  Shares redeemed                                   (2,698)              (6,653)

  Increase (decrease) in shares outstanding            269               (3,536)


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Latin America Fund
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 2002


Notes to Financial Statements
--------------------------------------------------------------------------------


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Latin America Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 29, 1993. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located, or with primary operations, in Latin America.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     Valuation Equity securities are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Redemption Fees The fund assesses a 2% fee on redemptions of fund shares held less than 12 months. Such fees are retained by the fund, and have the primary effect of increasing paid-in-capital.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Emerging Markets At April 30, 2002, approximately 96% of the fund's net assets were invested in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

     Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At April 30, 2002, the value of loaned securities was $32,053,000; aggregate collateral consisted of $33,230,000 in the securities lending collateral pool.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $22,730,000 and $26,783,000, respectively, for the six months ended April 30, 2002.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Income and capital gain distributions determined in accordance with federal income tax regulations differ from net investment income and realized gains recognized for financial reporting purposes and, accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

     The fund intends to retain realized gains that may be offset by available capital loss carryforwards for tax purposes. As of October 31, 2001, the fund's most recent tax year-end, the fund had $53,210,000 of capital loss carryforwards available to offset future realized gains, $13,314,000 of which expires in 2004, $33,638,000 in 2007, and $6,258,000 in 2008.

     At April 30, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $149,442,000. Net unrealized gain aggregated $44,284,000 at period-end, of which $52,254,000 related to appreciated investments and $7,970,000 related to depreciated investments.


NOTE 4 - FOREIGN TAXES

     The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.


NOTE 5 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $172,000 was payable at April 30, 2002. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.75% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At April 30, 2002, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these related party agreements totaled approximately $228,000 for the six months ended April 30, 2002, of which $39,000 was payable at period-end.

     Additionally, the fund is one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying Price funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying Price funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. For the six months ended April 30, 2002, the fund was allocated $2,000 of Spectrum expenses. Approximately 0.3% of the outstanding shares of the fund were held by Spectrum.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended April 30, 2002, totaled $83,000 and are reflected as interest income in the accompanying Statement of Operations.



T. Rowe Price Latin America Fund
--------------------------------------------------------------------------------


About the Fund's Directors and Officers
--------------------------------------------------------------------------------


Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc.; "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

Independent Directors


Name
(Date of Birth)                  Principal Occupation(s) During Past 5 Years and
Year Elected*                    Other Directorships of Public Companies
--------------------------------------------------------------------------------

Calvin W. Burnett, Ph.D.         President, Coppin State College; Director,
(3/16/32)                        Provident Bank of Maryland
2001
--------------------------------------------------------------------------------

Anthony W. Deering               Director, Chairman of the Board, President, and
(1/28/45)                        Chief Executive Officer, The Rouse Company,
1991                             real estate developers
--------------------------------------------------------------------------------

Donald W. Dick, Jr.              Principal, EuroCapital Advisors, LLC, an
(1/27/43)                        acquisition and management advisory firm
1988
--------------------------------------------------------------------------------

David K. Fagin                   Director, Dayton Mining Corp. (6/98 to
(4/9/38)                         present), Golden Star Resources Ltd., and
2001                             Canyon Resources Corp. (5/00 to present);
                                 Chairman and President, Nye Corp.
--------------------------------------------------------------------------------

F. Pierce Linaweaver             President, F. Pierce Linaweaver & Associates,
(8/22/34)                        Inc., consulting environmental and civil
2001                             engineers
--------------------------------------------------------------------------------

Hanne M. Merriman                Retail Business Consultant; Director, Ann
(11/16/41)                       Taylor Stores Corp., Ameren Corp., Finlay
2001                             Enterprises, Inc., The Rouse Company, and
                                 US Airways Group, Inc.
--------------------------------------------------------------------------------

John G. Schreiber                Owner/President, Centaur Capital Partners,
(10/21/46)                       Inc., a real estate investment company; Senior
2001                             Advisor and Partner, Blackstone Real Estate
                                 Advisors, L.P.; Director, AMLI Residential
                                 Properties Trust, Host Marriott Corp., and The
                                 Rouse Company
--------------------------------------------------------------------------------

Hubert D. Vos                    Owner/President, Stonington Capital Corp., a
(8/2/33)                         private investment company
2001
--------------------------------------------------------------------------------

Paul M. Wythes                   Founding Partner, Sutter Hill Ventures, a
(6/23/33)                        venture capital limited partnership, providing
1996                             equity capital to young high-technology
                                 companies throughout the United States;
                                 Director, Teltone Corp.
--------------------------------------------------------------------------------
*Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.



T. Rowe Price Latin America Fund
--------------------------------------------------------------------------------


Inside Directors


Name
(Date of Birth)
Year Elected**
[Number of T. Rowe Price         Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]             Other Directorships of Public Companies
--------------------------------------------------------------------------------

James S. Riepe                   Director and Managing Director, T. Rowe Price;
(6/25/43)                        Vice Chairman of the Board, Director, and
2002 [98]                        Managing Director, T. Rowe Price Group, Inc.;
                                 Chairman of the Board and Director, T. Rowe
                                 Price Investment Services, Inc., T. Rowe Price
                                 Retirement Plan Services, Inc., and T. Rowe
                                 Price Services, Inc.; Chairman of the Board,
                                 Director, President, and Trust Officer, T. Rowe
                                 Price Trust Company; Director, T. Rowe Price
                                 International, Inc., and T. Rowe Price Global
                                 Investment Services Limited; Vice President,
                                 International Funds
--------------------------------------------------------------------------------

M. David Testa                   Chief Investment Officer, Director, and
(4/22/44)                        Managing Director, T. Rowe Price; Vice
1979 [98]                        Chairman of the Board, Chief Investment
                                 Officer, Director, and Managing Director,
                                 T. Rowe Price Group, Inc.; Director and
                                 Chairman of the Board, T. Rowe Price Global
                                 Asset Management Limited; Vice President and
                                 Director, T. Rowe Price Trust Company;
                                 Director, T. Rowe Price Global Investment
                                 Services Limited and T. Rowe Price
                                 International, Inc.; Vice President,
                                 International Funds
--------------------------------------------------------------------------------

Martin G. Wade                   Managing Director, T. Rowe Price; Director and
(2/16/43)                        Managing Director, T. Rowe Price Group, Inc.;
1982 [15]                        Chairman of the Board and Director, T. Rowe
                                 Price Global Investment Services Limited and
                                 T. Rowe Price International, Inc.; Director,
                                 T. Rowe Price Global Asset Management Limited;
                                 Chairman of the Board, International Funds
--------------------------------------------------------------------------------
**Each inside director serves until the election of a successor.


Officers


Name (Date of Birth)
Title and Fund(s) Served                Principal Occupation(s)
--------------------------------------------------------------------------------

Christopher D. Alderson (3/29/62)       Managing Director, T. Rowe Price and
Vice President, International Funds     T. Rowe Price Group, Inc.; Vice
                                        President, T. Rowe Price International,
                                        Inc.
--------------------------------------------------------------------------------

Mark C.J. Bickford-Smith (4/30/62)      Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.
--------------------------------------------------------------------------------

Joseph A. Carrier (12/30/60)            Vice President, T. Rowe Price, T. Rowe
Treasurer, International Funds          Price Group, Inc., and T. Rowe Price
                                        Investment Services, Inc.
--------------------------------------------------------------------------------
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.



T. Rowe Price Latin America Fund

Officers  (continued)


Name (Date of Birth)
Title and Fund(s) Served                Principal Occupation(s)
--------------------------------------------------------------------------------

Michael J. Conelius (6/16/64)           Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.
--------------------------------------------------------------------------------

Ann B. Cranmer (3/23/47)                Vice President, T. Rowe Price Group,
Assistant Vice President,               Inc., and T. Rowe Price International,
International Funds                     Inc.; Vice President and Secretary,
                                        T. Rowe Price Global Asset Management
                                        Limited, and T. Rowe Price Global
                                        Investment Services Limited
--------------------------------------------------------------------------------

Frances Dydasco (5/8/66)                Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.
--------------------------------------------------------------------------------

Mark J.T. Edwards (10/27/57)            Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.
--------------------------------------------------------------------------------

Roger L. Fiery III (2/10/59)            Vice President, T. Rowe Price, T. Rowe
Assistant Vice President,               Price Group, Inc., and T. Rowe Price
International Funds                     International, Inc.
--------------------------------------------------------------------------------

John R. Ford (11/25/57)                 Managing Director, T. Rowe Price and
President, International Funds          T. Rowe Price Group, Inc.; Director,
                                        Chief Investment Officer, and Vice
                                        President, T. Rowe Price International,
                                        Inc.
--------------------------------------------------------------------------------

Henry H. Hopkins (12/23/42)             Managing Director, T. Rowe Price;
Vice President, International Funds     Director and Managing Director, T. Rowe
                                        Price Group, Inc.; Vice President,
                                        T. Rowe Price International, Inc. and
                                        T. Rowe Price Retirement Plan Services,
                                        Inc.; Vice President and Director,
                                        T. Rowe Price Investment Services, Inc.,
                                        T. Rowe Price Services, Inc., and
                                        T.Rowe Price Trust Company
--------------------------------------------------------------------------------

Ian D. Kelson (8/16/56)                 Managing Director, T. Rowe Price and
Vice President, International Funds     T. Rowe Price Group, Inc.; formerly Head
                                        of Fixed Income for Morgan Grenfell/
                                        Deutsche Asset Management (to 2000)
--------------------------------------------------------------------------------

Patricia B. Lippert (1/12/53)           Assistant Vice President, T. Rowe Price
Secretary, International Funds          and T. Rowe Price Investment Services,
                                        Inc.
--------------------------------------------------------------------------------

Ian J. Macdonald (1/7/62)               Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.
--------------------------------------------------------------------------------

David S. Middleton (1/18/56)            Vice President, T. Rowe Price, T. Rowe
Controller, International Funds         Price Group, Inc., and T. Rowe Price
                                        Trust Company
--------------------------------------------------------------------------------
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.



T. Rowe Price Latin America Fund
--------------------------------------------------------------------------------

Officers  (continued)


Name (Date of Birth)
Title and Fund(s) Served                Principal Occupation(s)
--------------------------------------------------------------------------------

George A. Murnaghan (5/1/56)            Managing Director, T. Rowe Price and
Vice President, International Funds     T. Rowe Price Group, Inc.; Vice
                                        President, T. Rowe Price International,
                                        Inc., T. Rowe Price Investment Services,
                                        Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Gonzalo Pangaro (11/27/68)              Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.
--------------------------------------------------------------------------------

D. James Prey III (11/26/59)            Vice President, T. Rowe Price and
Vice President, International Funds     T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Robert Revel-Chion (3/9/65)             Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.
--------------------------------------------------------------------------------

Christopher J. Rothery (5/26/63)        Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.
--------------------------------------------------------------------------------

James B.M. Seddon (6/17/64)             Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.
--------------------------------------------------------------------------------

Robert W. Smith (4/11/61)               Managing Director, T. Rowe Price and
Vice President, International Funds     T. Rowe Price Group, Inc.; Vice
                                        President, T. Rowe Price International,
                                        Inc.
--------------------------------------------------------------------------------

Benedict R.F. Thomas (8/27/64)          Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.
--------------------------------------------------------------------------------

Justin Thomson (1/14/68)                Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.; formerly Portfolio Manager, G.T.
                                        Capital/Invesco (to 1998)
--------------------------------------------------------------------------------

David J.L. Warren (4/14/57)             Managing Director, T. Rowe Price and
Executive Vice President,               T. Rowe Price Group, Inc.; Director,
International Funds                     Chief Executive Officer, and President,
                                        T. Rowe Price International, Inc.;
                                        Director, T. Rowe Price Global Asset
                                        Management Limited
--------------------------------------------------------------------------------

William F. Wendler II (3/14/62)         Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.
--------------------------------------------------------------------------------

Richard T. Whitney (5/7/58)             Managing Director, T. Rowe Price and
Vice President, International Funds     T. Rowe Price Group, Inc.; Vice
                                        President, T. Rowe Price International,
                                        Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.



T. Rowe Price Latin America Fund
--------------------------------------------------------------------------------

Officers  (continued)



Name (Date of Birth)
Title and Fund(s) Served                Principal Occupation(s)
--------------------------------------------------------------------------------

Edward A. Wiese, CFA (4/12/59)          Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        Trust Company; Director, Chief
                                        Investment Officer, and Vice President,
                                        T. Rowe Price Savings Bank
--------------------------------------------------------------------------------
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.



T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------


Investment Services and Information

KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

     In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


ACCOUNT SERVICES

     Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

     Automatic Investing. From your bank account or paycheck.

     Automatic Withdrawal. Scheduled, automatic redemptions.

     IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


Brokerage SERVICES *

     Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


INVESTMENT INFORMATION

     Consolidated Statement. Overview of all of your accounts.

     Shareholder Reports. Manager reviews of their strategies and results.

     T. Rowe Price Report. Quarterly investment newsletter.

     Performance Update. Quarterly review of all T. Rowe Price fund results.

     Insights. Educational reports on investment strategies and markets.

     Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.



T. Rowe Price Planning Tools and Services
--------------------------------------------------------------------------------


T. Rowe Price Retirement Services

     T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.


     PLANNING TOOLS AND SERVICES

     T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

     Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

     Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

     IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

     Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.


     INVESTMENT VEHICLES

     Individual Retirement Accounts (IRAs)
     No-Load Variable Annuities
     Small Business Retirement Plans

     * Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.



T. Rowe Price Web Services
--------------------------------------------------------------------------------


www.troweprice.com

          ACCOUNT INFORMATION

          Account Access allows you to access, in a secure environment, all of your T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

          AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.


          FINANCIAL TOOLS AND CALCULATORS

          College Investment Calculator. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

          Morningstar(registered trademark) Portfolio Trackersm. See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

          Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

          Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.


          INVESTMENT TRACKING AND INFORMATION

          My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

          Morningstar(registered trademark) Portfolio Watchlistsm. Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

          Morningstar(registered trademark) Portfolio X-Raysm. This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.



T. Rowe Price College Planning
--------------------------------------------------------------------------------


College Planning

          With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

          T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Education Trust of Alaska and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a person's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses.

          We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

          Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions. Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

          College Investment Calculator. This Web-based application helps you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

          College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.



T. Rowe Price Advisory Services
--------------------------------------------------------------------------------


Advisory Services

          If you are looking for professional investment advisory services with a personal touch, T. Rowe Price offers tools to help you make informed investing decisions and take control of your financial future.

          The T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

          Rollover Investment Service* offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

          T. Rowe Price Investment Checkup(registered trademark) offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

          Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

          Morningstar(registered trademark) Clear Futuresm Guidance. This unique retirement planning tool can help you determine an investment strategy for your retirement assets. After you input information about your current financial situation, Clear Future calculates several retirement income ranges you could achieve.

          * Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.



T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond


MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money


INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International


Bond

Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price Invest With Confidence (registered trademark)

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202

F97-051  4/30/02